Business Acquisition (Details) - AgingTopic, LLC [Member] - USD ($)		12 Months Ended
	Dec. 06, 2024	Dec. 31, 2025
Business Acquisition (Details) [Line Items]
Cash payment	$ 5,000
Business combination, certain royalty payments	$ 150,000
Description of acquiree in business combination	The royalty payments are to be repaid at 30% of net collection up to the first $50,000 has been repaid, after which the remaining $100,000 will be repaid based on 15% of net collections. After the payment of the $150,000 license fee, the Company will then pay a commission of 2.5% of net collections until 36 months after the date of the agreement.
Business combination, consideration transferred		$ 150,000